SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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☐            Definitive Proxy Statement

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The Saratoga Advantage Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Important Notice about your Investment

September 26, 2016

Dear Investor:

As you may or may not know, Ascent Investment Partners, LLC (“AIP”), the parent company of Ascent Investment Advisors, LLC, (“Ascent”) is expected to complete a transaction in which James Alpha Advisors, LLC, which currently owns 45.84% of AIP, will become AIP’s majority owner. This change in ownership requires the Portfolio to hold a Special Meeting of Shareholders to re-approve the advisory agreement with Ascent and approve a sub-advisory agreement with a new sub-advisor. The Portfolio’s investment objectives and strategy will not change, and the Portfolio’s current portfolio manager will continue to manage the Portfolio. Furthermore, Ascent will continue to serve as advisor to the Portfolio at the same rate as defined under the current advisory agreement.

The Board of Trustees of James Alpha Global Real Estate Investments Portfolio recently sent you detailed information regarding this upcoming Special Meeting of Shareholders to ask for your vote. The Special Meeting is scheduled to be held on October 11, 2016 (at 9:00 AM Pacific Time), at the offices of The Saratoga Advantage Trust at 1616 N. Litchfield Road, Suite 165, Goodyear, AZ 85395.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement. To view the proxy material electronically, please go to:

www.proxyonline.com/docs/jamesalpha.pdf

For your convenience, we have included a copy of the proxy card for your review and use in casting your vote. If you have any questions about the proposal, please call 1 (800) 967-0271.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.      Vote by Mail. Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

2.       Vote via the Internet. Visit the website indicated on the enclosed proxy card.

3.      Vote by Phone. Dial the toll-free number indicated on the enclosed proxy card.

4.      Vote by Phone with a representative. Dial toll-free 1 (800) 967-0271. Please have the proxy card available at the time of the call.

Thank you in advance for your participation.